Securities and Exchange Commission
                             Washington, D.C. 20549



                           Current Report on Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  1 MARCH 2002
                                  ------------


                               INTER PARFUMS, INC.
             (Exact name of Registrant as specified in its charter)

                         Commission File Number 0-16469
                                                -------

             DELAWARE                                                 13-3275609
----------------------------------                                    ----------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)



                   551 FIFTH AVENUE, NEW YORK, NEW YORK 10176
                   ------------------------------------------
                    (Address of Principal Executive Offices)



                                  212. 983.2640
                                  -------------
              (Registrant's Telephone number, including area code)

ITEM 5.  Other Events.

         The press release of the Registrant dated 7 March 2002, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein.

ITEM 7.  Exhibits.

         The following document is filed herewith:

         99.1 Press release of the Registrant dated 7 March 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: 8 March 2002

                                        Inter Parfums, Inc.

                                        By: /s/ RUSSELL GREENBERG
                                            ---------------------
                                            Russell Greenberg,
                                            EXECUTIVE VICE PRESIDENT






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